Exhibit 10.3

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made effective as of the 24th day of March, 2015, by and between ERNIE R. KRUEGER (the “Executive”) and MACKINAC FINANCIAL CORPORATION, a Michigan corporation (the “Company”).

BACKGROUND

On August 10, 2012, the Company and the Executive entered into an Employment Agreement (the “Employment Agreement”).  The Company and the Executive now wish to amend the Employment Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the terms and conditions set forth below, the parties agree as follows:

TERMS AND CONDITIONS

1.                                      AMENDMENT TO DEFINED TERM.  The term “Commencement Date” as used in the Employment Agreement is hereby amended to be March 24, 2015.

2.                                      AMENDMENT TO SECTION 2(B)(I).  The first sentence of Section 2(b)(i) of the Employment Agreement is hereby deleted in its entirety and amended to read as follows:

“During the Employment Period, the Executive shall receive an annual base salary at least equal  to Two Hundred Fifteen Thousand Two Hundred Fifty 10/100 ($215,250.10) (the “Annual Base Salary”), which shall be paid in accordance with the Company’s normal payroll practices for senior executive officers of the Company as in effect from time to time.”

3.                                      CONSTRUCTION.  Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Employment Agreement.  The terms of this Amendment amend and modify the Employment Agreement as if fully set forth in the Employment Agreement.  If there is any conflict between the terms, conditions and obligations of this Amendment and the Employment Agreement, this Amendment’s terms, conditions and obligations shall control.  All other provisions of the Employment Agreement not specifically modified by this Amendment are preserved.  This Amendment may be executed in counterparts (including via facsimile or .pdf), each of which shall be deemed an original, and all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

THE EXECUTIVE:	THE COMPANY:

MACKINAC FINANCIAL CORPORATION

/s/ ERNIE R. KRUEGER	By:	/s/ PAUL D. TOBIAS
ERNIE R. KRUEGER	Name:	Paul D. Tobias
	Title:	CEO and Chairman